Exhibit 10.6

EXECUTION VERSION

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND

AMENDMENT TO THE U.S. OBLIGATIONS SECURITY AGREEMENT AND THE

U.S. PLEDGE AGREEMENT

This FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 7, 2015 (this “Amendment”) is entered into by Laureate Education, Inc., a Maryland corporation (the “Parent Borrower”), Iniciativas Culturales de España S.L., a Spanish limited liability company (the “Foreign Subsidiary Borrower”, together with the Parent Borrower, the “Borrowers”), Citibank, N.A. as successor Administrative Agent and Collateral Agent (in such capacities, the “Administrative Agent” and “Collateral Agent,” respectively), the other parties hereto and certain financial institutions listed on the signature pages hereto.

RECITALS

A.                    Reference is hereby made to the Amended and Restated Credit Agreement, dated as of June 16, 2011, by and among the Parent Borrower, the Foreign Subsidiary Borrower, the lending institutions party thereto from time to time and Citibank, N.A., as successor Administrative Agent and Collateral Agent (as it has been or may be amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”); capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

B.                   Pursuant to the Credit Agreement, the Lenders have extended, and have agreed to extend, credit to the Borrowers.

C.                   The Borrowers, the Administrative Agent and the Lenders party hereto desire to amend the Credit Agreement as set forth herein, subject to the satisfaction of the conditions precedent to effectiveness referred to in Section 3 hereof.

D.                    Citigroup Global Markets Inc. is the lead arranger of this Amendment (in such capacity, the “Lead Arranger”).

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. A. Amendments to the Credit Agreement. On the Fourth Amendment Effective Date (as defined below), the following amendments are made to the Credit Agreement:

(a)                   Clause (a) of the definition of “Applicable Equity Amount” in Section 1.1 of the Credit Agreement is hereby amended by deleting each instance of “100%” and substituting their respective places “100% (or 75% in the case of any such transaction consummated prior to the Fourth Amendment Effective Date).”

(b)                    Clause (a)(ix) of the definition of “Consolidated EBITDA” in Section 1.1 is hereby amended by deleting “$15,000,000” and substituting in its place “$25,000,000.”

(c)                    The following definition of “Fourth Amendment Effective Date” is added in Section 1.1 immediately following the defined term, “Foreign Subsidiary Borrower”:

““Fourth Amendment Effective Date” shall mean July 7, 2015”

(d)                    The definition of “Maximum Incremental Facilities Amount” in Section 1.1 is hereby amended and restated in its entirety as follows:

““Maximum Incremental Facilities Amount” shall mean, without duplication, (a) $200,000,000 (solely for any incurrences consummated prior to the Fourth Amendment Effective Date) minus any amount incurred pursuant to Section 10.1(n)(i)(a) from and after the Third Amendment Effective Date, plus (b) additional amounts incurred after the Third Amendment Effective Date, to the extent, both immediately before and after giving effect to such additional amounts (assuming for such purposes that such amounts are fully drawn in the form of loans on the date of determination and excluding from the calculation of Consolidated Total Debt any netting of Unrestricted Cash that would result from the incurrence of any such portion of the Maximum Incremental Facilities Amount being incurred at such time) that the Consolidated Senior Secured Debt to Consolidated EBITDA Ratio is not greater than 2.75 to 1.00. It is understood that the Series A New Revolving Commitments, the Series A-2018 New Term Loans and the Series B New Term Loans shall not reduce the Maximum Incremental Facilities Amount. For avoidance of doubt, the Series B Additional Term Loans and the New Replacement Term Loans were not New Term Loans under Section 2.14 hereof.”

(e)                    Clause (d) of the definition of “Permitted Lien” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(d) Liens incurred or deposits made in connection with workers’ compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations (including, without limitation, Liens and deposits to secure letters of credit issued to the Department of Education or other Governmental Authority supporting Title IV funding participation in student financial assistance programs under Title IV of the Higher Education Act of 1965, as amended (or any replacement thereof)), surety and appeal bonds, bids, leases (including, without limitation, any Liens or deposits to secure any bank guarantee or letter of credit issued to secure any lease), government contracts, performance and return-of-money bonds and other similar obligations incurred in the ordinary course of business or otherwise constituting Investments permitted by Section 10.5;”

(f)                   The definition of “Series 2016 Revolving Credit Maturity Date” in Section 1.1 is hereby amended and restated in its entirety as follows:

““Series 2016 Revolving Credit Maturity Date” shall mean March 8, 2018.

(g)                     The first paragraph of Section 10.1 of the Credit Agreement is hereby amended by deleting “$100,000,000” and substituting in its place “$50,000,000”.

(h)                    Section 10.1(l) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(l) additional Indebtedness (other than of Non-Domestic Subsidiaries) and (ii) any refinancing, refunding, renewal or extension of any Indebtedness specified in subclause (i) above; provided that the aggregate amount of all Indebtedness incurred pursuant to this clause (l), shall not exceed $120,000,000; provided further that immediately before and after the incurrence of such additional Indebtedness, no Default shall have occurred and be continuing”.

(i)                    Section 10.1(v) of the Credit Agreement is hereby amended by deleting “$100,000,000” and substituting in its place “$50,000,000”.

(j)                   Section 10.2(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(c) Liens securing Indebtedness permitted pursuant to Section 10.1(f), provided that (x) such Liens attach concurrently with or within two hundred and seventy (270) days after completion of the acquisition, construction, repair, replacement or improvement (as applicable) of the property subject to such Liens and (y) such Liens attach at all times only to the assets so financed except (1) for accessions to the property financed with the proceeds of such Indebtedness and the proceeds and the products thereof and (2) that individual financings of equipment provided by one lender may be cross collateralized to other financings of equipment provided by such lender and (3) that if the Lien is to attach to a building or improvement constructed on a parcel of land (whether such land is already owned by a Restricted Subsidiary or acquired but not financed with the proceeds of such Indebtedness permitted pursuant to Section 10.1(f)), (A) such Lien can also attach to such parcel of land on which such building or improvement constructed with the proceeds of the Indebtedness permitted pursuant to Section 10.1(f) was constructed and (B) a Lien may also be granted in and attach to any intercompany lease, sublease or license of such land, buildings and/or improvements and any right, title and interest under an intercompany lease, sublease or license of such parcel of land, buildings and/or improvements (whether as lessor, sublessor, licensor, lessee, sublessee or licensee), including any rents, revenues and proceeds arising under such intercompany lease, sublease or license, in case of each of clauses (A) and (B), in order to facilitate the granting of the Lien on the building or improvement constructed with the proceeds of such Indebtedness permitted pursuant to Section 10.1(f)”.

(k)                    Section 10.4(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(d) the Parent Borrower and any Restricted Subsidiary may effect any (i) transaction permitted by Section 10.3 (other than any transaction permitted by Section 10.3(j)), 10.5 or 10.6 and (ii) assignment of any intercompany lease, sublease or license and/or any right, title and interest under any intercompany lease, sublease or license, as collateral, to the extent a Lien thereon is also permitted under Section 10.2(c);”

(l)                    Section 10.5(g)(vi) of the Credit Agreement is hereby amended by deleting “5.50 to 1.00” and substituting in its place “4.75 to 1.00”.

(m)                           Section 10.5(s) of the Credit Agreement is hereby amended by (i) deleting “5.50 to 1.00” and substituting in its place “4.75 to 1.00” and (ii) deleting “$200,000,000” and substituting in its place “$175,000,000”.

(n)                          Section 10.6(c) of the Credit Agreement is hereby amended by (i) deleting “5.50 to 1.00”, wherever it appears, and substituting in its place “4.75 to 1.00” and (ii) deleting “5.00 to 1.00”, wherever it appears, and substituting in its place “3.75 to 1.00”.

(o)                          Section 10.6(h) of the Credit Agreement is hereby amended by deleting “5.50 to 1.00” and substituting in its place “4.75 to 1.00”.

(p)                          Section 10.7(a)(i) of the Credit Agreement is hereby amended by deleting “5.50 to 1.00” and substituting in its place “4.75 to 1.00”.

(q)                          The Credit Agreement is hereby amended by adding the following as a new Section 10.10:

“10.10                                                           Financial Covenant. Solely with respect to the Revolving Credit Loans, each Borrower will not permit the Consolidated Senior Secured Debt to Consolidated EBITDA Ratio as of (and only as of) the last day of a Test Period (commencing with the Test Period ending June 30, 2015) ending during the periods set forth in the table below to exceed the ratio set forth below opposite such period, provided that, following a Qualifying IPO (or private offering of common stock or any preferred stock which is mandatorily convertible into common stock by (x) the Parent Borrower or (y) to the extent the Net Cash Proceeds thereof are substantially simultaneously contributed to the Parent Borrower, any direct or indirect holding company of the Parent Borrower), to the extent the Consolidated Total Debt to Consolidated EBITDA Ratio is less than or equal to 4.75 to 1.00 as of the last day of a Test Period, the financial covenant set forth herein shall only be tested as of the last day of a fiscal quarter if 25% or more of the Revolving Credit Facility is utilized (whether in the form of Revolving Credit Loans of any currency, Swingline Loans, Letters of Credit or otherwise) as of such date:

Period	Consolidated Senior Secured Debt to Consolidated EBITDA Ratio
June 30, 2015	5.50 to 1.00
September 30, 2015	5.50 to 1.00
December 31, 2015	5.30 to 1.00
March 31, 2016	5.30 to 1.00
June 30, 2016	5.30 to 1.00
September 30, 2016	5.30 to 1.00

December 31, 2016	4.50 to 1.00
March 31, 2017	4.50 to 1.00
June 30, 2017	4.50 to 1.00
September 30, 2017	4.50 to 1.00
December 31, 2017	3.50 to 1.00

”

(r)                               Section 11.3(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(i) default in the due performance or observance by it of any term, covenant or agreement contained in Section 9.1(d), Section 9.5 or Section 10, provided that a default as a result of a breach of Section 10.10 shall not constitute an Event of Default with respect to any Term Loans unless and until the Revolving Credit Lenders have declared all amounts outstanding under the Revolving Credit Loans to be immediately due and payable and/or all outstanding Revolving Credit Commitments terminated, in each case in accordance with this Agreement and such declaration has not been rescinded on or before such date; or”

(s)                          Section 11.4 of the Credit Agreement is hereby amended by deleting “$40,000,000” and substituting in its place “$75,000,000”.

(t)                          Section 11.11 of the Credit Agreement is hereby amended by deleting “$40,000,000” and substituting in its place “$75,000,000”.

(u)                          Schedule 1.1(c) of the Credit Agreement is hereby amended by deleting all Series 2016 Revolving Credit Commitments and all Series 2016 Spanish Revolving Credit Commitments therein and substituting in their respective places Annex I hereto.

SECTION 1. B. Amendments to the U.S. Obligations Security Agreement. On the Fourth Amendment Effective Date, the following amendments are made to the U.S. Obligations Security Agreement:

(a)                         The U.S. Obligations Security Agreement is hereby amended by deleting “Credit Card Bank”, wherever it appears, and substituting in its place “Cash Management Bank”.

(b)                          The U.S. Obligations Security Agreement is hereby amended by deleting “Credit Card Program”, wherever it appears, and substituting in its place “Cash Management Program”.

(c)                          The definition of “Secured Obligations” in Section 1(c) of the U.S. Obligations Security Agreement is hereby amended and restated in its entirety as follows:

““Secured Obligations” shall mean (i) Obligations and (ii) all advances to, and debts, liabilities, obligations, covenants and duties of, any Grantor arising under (x) any purchasing card program established to enable headquarters and field staff of a Grantor to purchase goods and supplies from vendors, (y) any travel and entertainment card program established to enable headquarters and field staff of a Grantor to make payments for expenses incurred related to travel and entertainment and (z) other cash management programs involving any agreement or arrangement to provide treasury management, depository, overdraft, letters of credit, automated clearinghouse, electronic funds transfer and similar programs (all such programs under this clause (ii), collectively, “Cash Management Program”) entered into in the ordinary course of business by and between any Grantor and a Cash Management Bank; provided that the aggregate principal amount of the obligations secured pursuant to clauses (ii) shall at no time exceed $20,000,000.”

SECTION 1. C. Amendments to the U.S. Pledge Agreement. On the Fourth Amendment Effective Date, the following amendments are made to the U.S. Pledge Agreement:

(a)                   The U.S. Pledge Agreement is hereby amended by deleting “Credit Card Bank”, wherever it appears, and substituting in its place “Cash Management Bank”.

(b)                    The U.S. Pledge Agreement is hereby amended by deleting “Credit Card Program”, wherever it appears, and substituting in its place “Cash Management Program”.

(c)                    The definition of “Secured Obligations” in Section 1(h) of the U.S. Pledge Agreement is hereby amended and restated in its entirety as follows:

““Secured Obligations” shall mean (i) Obligations and (ii) all advances to, and debts, liabilities, obligations, covenants and duties of, any Grantor arising under (x) any purchasing card program established to enable headquarters and field staff of a Grantor to purchase goods and supplies from vendors, (y) any travel and entertainment card program established to enable headquarters and field staff of a Grantor to make payments for expenses incurred related to travel and entertainment and (z) other cash management programs involving any agreement or arrangement to provide treasury management, depository, overdraft, letters of credit, automated clearinghouse, electronic funds transfer and similar programs (all such programs under this clause (ii), collectively, “Cash Management Program”) entered into in the ordinary course of business by and between any Grantor and a Cash Management Bank; provided that the aggregate principal amount of the obligations secured pursuant to clauses (ii) shall at no time exceed $20,000,000.”

SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrowers represent and warrant to each of the Lenders party hereto and the Administrative Agent that, as of the date hereof:

(a)                   After giving effect to this Amendment, the representations and warranties set forth in Section 8 of the Credit Agreement are true and correct in all material respects on and as of the date hereof to the same extent as if made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that to the extent any such representation and warranty is already qualified by materiality or Material Adverse Effect, such representation and warranty shall be true and correct in all respects.

(b)                  Each Borrower has the requisite power and authority to execute and deliver this Amendment and to perform its obligations under this Amendment and each other Credit Document, to which it is a party, as amended hereby. The execution and delivery of this Amendment and the performance by each Borrower of this Amendment and each other Credit Document (as amended hereby) to which it is a party have been duly approved by all necessary organizational action of each such Borrower. The execution and delivery of this Amendment and the performance of the Credit Agreement by each Borrower do not and will not (i) require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority, where the failure to obtain such registration, consent or approval or give such notice, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect and (ii) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Borrower (other than Liens created under the Credit Documents) pursuant to, the terms of any Contractual Requirement;

(c)                  This Amendment has been duly executed and delivered by each Borrower that is a party hereto and this Amendment is the legally valid and binding obligation of each such Borrower, enforceable against such Borrower in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability;

(d)            No Default or Event of Default has occurred and is continuing; and

(e)                  On, and after giving effect to, the Fourth Amendment Effective Date, there has been no Material Adverse Effect since December 31, 2014.

SECTION 3. Amendment Effectiveness.  The effectiveness of this Amendment shall be subject to the following conditions precedent:

(a)              the Administrative Agent (or its counsel) shall have received a duly executed and completed counterpart hereof (in the form provided and specified by the Administrative Agent) that bears the signature of (i) each of the Borrowers, the affected Grantors party to the U.S. Obligations Security Agreement and the affected Pledgors party to the U.S. Pledge Agreement, (ii) the Administrative Agent, (iii) if any is then appointed pursuant to the Credit

Agreement, the Swingline Lender, (iv) if any is then appointed pursuant to the Credit Agreement, the Letter of Credit Issuer, (v) each Revolving Credit Lender party to the Credit Agreement from and after the Fourth Amendment Effective Date and (vi) the Required Lenders;

(b)                      the Administrative Agent (or its counsel) shall have received the executed legal opinion letter of (i) DLA Piper LLP (US), as counsel to the Parent Borrower and (ii) GÓMEZ-ACEBO & POMBO Abogados, S. L. P. as counsel to the Foreign Subsidiary Borrower;

(c)                the Administrative Agent shall have received all amounts due and payable to the Administrative Agent and the Lead Arranger on or prior to the Fourth Amendment Effective Date pursuant to the Credit Documents, including, to the extent invoiced prior to the date hereof, reimbursement of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by the Borrowers hereunder or under any other Credit Document with respect to this Amendment;

(d)                                        the Administrative Agent (or its counsel) shall have received duly executed and delivered customary secretary’s certificates, in form and substance reasonably satisfactory to the Administrative Agent, with appropriate attachments regarding corporate records and evidence of authority, for the Parent Borrower and the Foreign Subsidiary Borrower;

(e)                                         the Administrative Agent (or its counsel) shall have received a duly executed and delivered solvency certificate, in form and substance reasonably satisfactory to the Administrative Agent, for the Parent Borrower and its Restricted Subsidiaries on a consolidated basis, from the chief financial officer of the Parent Borrower;

(f)                                          if applicable, the assignment of any Loans and Commitments of any Non-Consenting Lender, if any, to one or more assignees reasonably acceptable to the Administrative Agent; provided that (i) all Obligations (other than principal and interest) of the Borrowers owing to such Non-Consenting Lender being replaced shall be paid in full to such Non-Consenting Lender concurrently with such assignment, and (ii) the replacement Lender shall purchase the foregoing by paying to such Non-Consenting Lender a price equal to the principal amount thereof plus accrued and unpaid interest thereon;

(g)                                         the Lead Arranger will have received at least 2 days prior to the Fourth Amendment Effective Date all documentation and other information (to the extent such documentation and other information has been requested at least 10 days prior to the Fourth Amendment Effective Date by a party hereto who was not a Lender immediately prior to the Fourth Amendment Effective Date) required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act; and

(h)                                         the Administrative Agent shall have received the Consent Fee (as defined below), payable on the Fourth Amendment Effective Date in immediately available funds.

The date on which such conditions have been satisfied (or waived by the Administrative Agent) is referred to herein as the “Fourth Amendment Effective Date”.

SECTION 4.  Effect of Amendment.

(a)                   The Borrowers, the other Loan Parties parties hereto and the Lenders parties hereto hereby (i) waive, and authorize the Administrative Agent to waive, compliance with any requirement in the last sentence Section 14.7 of the Credit Agreement relating to the entering into of an Assignment and Acceptance pursuant to Section 14.6 with respect to any Non-Consenting Lender to this Amendment and any replacement Lender under Section 14.7 and (ii) authorize and instruct the Administrative Agent to process and accept any such assignment according to the foregoing. Notwithstanding the foregoing, from and after the Fourth Amendment Effective Date, any such replacement Lender shall be a Lender under the Credit Agreement for all purposes.

(b)                    Except as expressly provided in this Amendment, nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances. On and after the Fourth Amendment Effective Date, this Amendment shall constitute a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents. Upon the Fourth Amendment Effective Date, each Lender party hereto that is not a Lender under the Credit Agreement immediately prior to the Fourth Amendment Effective Date will be a Lender under the Credit Agreement for all purposes of the Credit Agreement.

SECTION 5. Actions Among Revolving Credit Lenders. On the Business Day following the Fourth Amendment Effective Date, all outstanding Revolving Credit Loans shall be reallocated among the Revolving Credit Lenders in accordance with such Lenders’ 2016 U.S. Revolving Credit Commitment Percentage and 2016 Spanish Revolving Credit Commitment Percentages, as applicable, and the Revolving Credit Lenders shall make adjustments among themselves, and payments to each other as needed, with respect to the Revolving Credit Loans then outstanding and amounts of principal, interest, commitment fees and other amounts paid or payable with respect thereto as shall be necessary, in the opinion of the Administrative Agent, in order to effect such reallocation.

SECTION 6.  Post-Effectiveness Actions.

(a)                      Within 90 days after the Fourth Amendment Effective Date (or such later date as agreed by the Administrative Agent in its reasonable discretion), in order to satisfy the requirements under Section 9.11(b) of the Credit Agreement, each of (i) LEI China Limited, a company formed under the laws of Hong Kong, and (ii) Exeter Street Holdings Sdn. Bhd., a company formed under the laws of Malaysia shall deliver to the Administrative Agent a fully-executed supplement to the Foreign Obligations Guarantees in form and substance reasonably acceptable to the Administrative Agent and the Administrative Agent and the Lenders party hereto agree to such period of time to deliver the foregoing;

(b)                          the parties to the Foreign Obligations Guarantee and the Foreign Obligations Security Agreements with respect to the Obligations of the Foreign Subsidiary Borrower shall enter into a reaffirmation agreement of each such document (the “Spanish Reaffirmation Agreement”) and such Spanish Reaffirmation Agreement being raised to public status (elevación a público) before a Spanish notary public within 20 days from the execution of this Amendment; and

(c)                 the parties to this Amendment shall raise the Amendment to public status (elevación a público) before a Spanish notary public within 20 days from the execution of this Amendment.

SECTION 7. Consent; Consent Fee.

(a)                             Each Lender that delivers an executed counterpart of this Amendment hereby consents to this Amendment. By delivery of an executed counterpart of this Amendment, the Administrative Agent and each Borrower consents to this Amendment.

(b)                              The Borrower agrees to pay to the Administrative Agent for the account of each Lender that delivers an executed counterpart of this Amendment pursuant to the instructions provided by the Administrative Agent a consent fee in an amount equal to 0.50% of the sum of the aggregate amount of each such Lender’s Revolving Credit Commitment and the aggregate principal amount of each such Lender’s Term Loans, in each case, as of and after giving effect to the Fourth Amendment Effective Date (the “Consent Fee”).

SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 9. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 10.  Submission to Jurisdiction; WAIVER OF JURY TRIAL.  Section 14.13 of the Credit Agreement is hereby incorporated by reference herein. EACH PARTY

HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

SECTION 11. Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written. LAUREATE EDUCATION, INC.. as Parent Borrower Jly Q Name: Robert W. Zentz Title: Senior Vice President, Secretary and General Counsel INICIATIVAS CULTURALES DE ESPANA S.L.. as Foreign Subsidiary Borrower Title: LAUREATE VENTURES, INC. LAUREATE INTERNATIONAL UNIVERSITIES, INC. INTERNATIONAL UNIVERSITY VENTURES, LTD. LAUREATE PROPERTIES, LLC (DELAWARE) POST SECONDARY EOUCATION ACQUISITION CORPORATION TUITION FINANCE, INC. WALDEN £-LEARNING, LLC THE CANTER CROUP OF COMPANIES, LLC LAUREATE EDUCATION INTERNATIONAL LTD. CANTER AND ASSOCIATES, LLC EOUCATIONAL SATELLITE SERVICES, INC. WALL STREET INTERNATIONAL HOLDINGS-US I, INC. LEI ADMINISTRATION, LLC EXETER STREET HOLDINGS LLC, each as U.S. Grantor and as U.S. Pledgor By: NamC:RObert\v. ZentZ Title: Vice President and Secretary [Signature Page to Fourth Amendment]

LAUREATE BAGBY INVESTORS LLC, as U.S. Grantor and as U.S. Pledgor I3y: LAUREATE EDUCATION, INC., its Sole Member By: Name: Robert W. Zentz Title: Senior Vice President. Secretary and General Counsel FLEET STREET AVIATION, LLC, as U.S. Grantor and as U.S. Pledgor By: Name: Robert W. Zentz Title: Manager !Signature Page to Fourth Amendment]

CITIBANK, N.A., as Administrative Agent, Collateral Agent, Swingline Lender and Lender By: {i.R;Ja-£ t,lr.J' Name: T· I . Caesarzomirski It e. 'V 1££ Pi< €<"1Q !'if' fi Director [Signature Page to Fourth Amendment]

Universal-Investment-Gesellschaft mBH ALloan as a Lender for Orion By: Name: Stephen Sylvester Title: Senior Credit Analyst By: Name: Title: [Signature Page to Fourth Amendment]

The Dreyfus/Laurel Funds, Inc. - Dreyfus Floating Rate Income Fund as a Lender By: Alcentra NY, LLC, as investment advisor By: Name: Stephen Sylvester Title: Senior Credit Analyst By: Name: Title: [Signature Page to Fourth Amendment]

Pacifica CDO VI LTD as a Lender By: Alcentra NY, LLC, as investment advisor By: Name: Stephen Sylvester Title: Senior Credit Analyst By: Name: Title: [Signature Page to Fourth Amendment]

Westwood CDO I LTD as a Lender By: Alcentra NY, LLC, as investment advisor By: Name: Stephen Sylvester Title: Senior Credit Analyst By: Name: Title: [Signature Page to Fourth Amendment]

Westwood CDO II LTD as a Lender By: Alcentra NY, LLC, as investment advisor By: Name: Stephen Sylvester Title: Senior Credit Analyst By: Name: Title: [Signature Page to Fourth Amendment]

AllianceBernstein Global High Income Fund as a Lender BY: AllianceBernstein L.P. By: Name: Janegail Orringer Title: Senior Vice President By: Name: Title: [Signature Page to Fourth Amendment]

AllianceBernstein High Income Fund as a Lender BY: AllianceBernstein L.P. By: Name: Janegail Orringer Title: Senior Vice President By: Name: Title: [Signature Page to Fourth Amendment]

ALM Loan Funding XV LLC, as a Lender By: Citibank, N.A., By: Name: Cynthia Gonzalvo Title: Associate Director By: Name: Title: [Signature Page to Fourth Amendment]

ALM V, Ltd. as a Lender By: Apollo Credit Management (CLO), LLC, as Collateral Manager By: Name: Joe Moroney Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

ALM VI, Ltd. as a Lender By: Apollo Credit Management (CLO), LLC, as Collateral Manager By: Name: Joe Moroney Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

ALM VII, Ltd. as a Lender BY: Apollo Credit Management (CLO), LLC, as Collateral Manager By: Name: Joe Moronoey Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

ALM VII (R)-2, Ltd. as a Lender By: Apollo Credit Management (CLO), LLC, as Collateral Manager By: Name: Joe Moroney Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

ALM VII (R), Ltd. as a Lender By: Apollo Credit Management (CLO), LLC, as Collateral Manager By: Name: Joe Moroney Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

ALM VIII, Ltd. as a Lender BY: Apollo Credit Management (CLO), LLC, as Collateral Manager By: Name: Joe Moroney Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

ALM X, LTD. as a Lender BY: Apollo Credit Management (CLO), LLC, as its collateral manager By: Name: Joe Moroney Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

ALM XI, Ltd. as a Lender By: Apollo Credit Management (CLO), LLC, as Collateral Manager By: Name: Joe Moroney Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

ALM XII, Ltd. as a Lender By: Apollo Credit Management (CLO), LLC, as Collateral Manager By: Name: Joe Moroney Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

ALM XIV, LTD. as a Lender BY: Apollo Credit Management (CLO), LLC, as its collateral manager By: Name: Joe Moroney Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

ALM XVI, LTD. as a Lender by Apollo Credit Management (CLO), LLC, as its collateral manager By: Name: Joseph Moroney Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

APOLLO CREDIT FUNDING I LTD. as a Lender BY: Apollo ST Fund Management LLC As Its Collateral Manager By: Name: Joe Moroney Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

APOLLO CREDIT FUNDING III LTD. as a Lender By: Name: Joe Moroney Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

Apollo Credit Funding IV Ltd. as a Lender By Apollo ST Fund Management, LLC, as its collateral manager By: Name: Joseph Moroney Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

Apollo Credit Senior Loan Fund, LP as a Lender BY: Apollo Credit Advisors II, LLC, its general partner By: Name: Joe Moroney Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

Apollo Investment Corporation as a Lender By: Apollo Investment Management, L.P., its Advisor By: ACC Management, LLC, its general partner By: Name: Gregory W. Hunt Title: Chief Financial Officer By: Name: Title: [Signature Page to Fourth Amendment]

Apollo Lincoln Fixed Income Fund, L.P. as a Lender BY: Apollo Lincoln Fixed Income Management, LLC, its investment manager By: Name: Joseph Glatt Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

Apollo Senior Floating Rate Fund Inc. as a Lender BY: Account 631203 By: Name: Joe Moroney Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

Apollo Tactical Income Fund Inc as a Lender BY: Account 361722 By: Name: Joe Moroney Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

CORNERSTONE CLO LTD. as a Lender BY: Apollo Debt Advisors LLC, as its Collateral Manager By: Name: Joe Moroney Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

EUR INVESTMENTS LOAN FUNDING LLC as a Lender By: Citibank, N.A., By: Name: Paul Plank Title: Director By: Name: Title: [Signature Page to Fourth Amendment]

Falcon Senior Loan Fund Ltd. as a Lender BY: Apollo Fund Management LLC As Its Investment Manager By: Name: Joe Moroney Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

Gulf Stream - Sextant CLO 2007-1, Ltd. as a Lender BY: Gulf Stream Asset Management LLC As Collateral Manager By: Name: Joe Moroney Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

Gulf Stream - Compass CLO 2007, Ltd. as a Lender BY: Gulf Stream Asset Management LLC As Collateral Manager By: Name: Joe Moroney Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

IBM Personal Pension Plan Trust as a Lender BY: Apollo Fund Management LLC, its Investment Manager By: Name: Joe Moroney Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

PPF Nominee 2 B.V. as a Lender By: Apollo Credit Management (Senior Loans), LLC, its Investment Manager By: Name: Joe Moroney Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

Rampart CLO 2007 Ltd. as a Lender BY: Apollo Debt Advisors LLC as its Collateral Manager By: Name: Joe Moroney Title: Authorized Signatory By: Name: Title: [Signature Page to Fourth Amendment]

Stone Tower CLO V Ltd. as a Lender BY: Apollo Debt Advisors LLC, As its Collateral Manager By: Name: Joe Moroney Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

STONE TOWER CLO VI LTD. as a Lender BY: Apollo Debt Advisors LLC, as its Collateral Manager By: Name: Joe Moroney Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

STONE TOWER CLO VII LTD. as a Lender BY: Apollo Debt Advisors LLC, as its Collateral Manager By: Name: Joe Moroney Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

Teton Funding, LLC as a Lender By: SunTrust Bank, as manager By: Name: Joshua Lowe Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

BANK OF MONTREAL, as a Lender r(:i IJ By:d:/c t Name: Sue Blazis Title: Managing Director [Signature Page to Fourth Amendment]

Barclays Bank PLC, as a Lender ne: Ronnie Gle Title: Vice President [Signature Page to Fourth Amendment]

BlackRock Senior Income Series IV as a Lender BY: BlackRock Financial Management, Inc., its Collateral Manager By: Name: Gina Forziati Title: Authorized Signatory By: Name: Title: [Signature Page to Fourth Amendment]

BlackRock Senior Income Series V Limited as a Lender BY: BlackRock Financial Management, Inc., its Collateral Manager By: Name: Gina Forziati Title: Authorized Signatory By: Name: Title: [Signature Page to Fourth Amendment]

BMI CLO I as a Lender BY: BlackRock Financial Management, Inc., its Investment Manager By: Name: Gina Forziati Title: Authorized Signatory By: Name: Title: [Signature Page to Fourth Amendment]

Bluemountain CLO 2013-3 Ltd. as a Lender BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC. ITS COLLATERAL MANAGER By: Name: Meghan Fornshell Title: Operations Analyst By: Name: Title: [Signature Page to Fourth Amendment]

BlueMountain CLO 2012-2 Ltd as a Lender BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC, Its Collateral Manager By: Name: Meghan Fornshell Title: Operations Analyst By: Name: Title: [Signature Page to Fourth Amendment]

Bluemountain CLO 2013-2 LTD. as a Lender BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC. ITS COLLATERAL MANAGER By: Name: Meghan Fornshell Title: Operations Analyst By: Name: Title: [Signature Page to Fourth Amendment]

Bluemountain CLO 2013-1 LTD. as a Lender BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC. ITS COLLATERAL MANAGER By: Name: Meghan Fornshell Title: Operations Analyst By: Name: Title: [Signature Page to Fourth Amendment]

Bluemountain CLO 2013-4 Ltd. as a Lender BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC. ITS COLLATERAL MANAGER By: Name: Meghan Fornshell Title: Operations Analyst By: Name: Title: [Signature Page to Fourth Amendment]

BlueMountain CLO 2015-1 Ltd as a Lender BlueMountain Capital Management, its Collateral Manager By: Name: Meghan Fornshell Title: Operations Analyst By: Name: Title: [Signature Page to Fourth Amendment]

BlueMountain CLO 2015-2, Ltd. as a Lender By: BlueMountain Capital Management, LLC By: Name: Meghan Fornshell Title: Operations Analyst By: Name: Title: [Signature Page to Fourth Amendment]

BlueMountain CLO 2015-3 Ltd as a Lender By: Name: Meghan Fornshell Title: Operations Analyst By: Name: Title: [Signature Page to Fourth Amendment]

BlueMountain CLO II, LTD as a Lender BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC, Its Collateral Manager By: Name: Meghan Fornshell Title: Operations Analyst By: Name: Title: [Signature Page to Fourth Amendment]

BlueMountain CLO III, LTD as a Lender BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC, Its Collateral Manager By: Name: Meghan Fornshell Title: Operations Analyst By: Name: Title: [Signature Page to Fourth Amendment]

388 Greenwich Street New York,NY 10013 CITICORP NORTH AMERICA INC, as a Lender [Signature Page to Fourth Arnendmentl

CITIBANK INTERNATIONAL LIMITED SPAIN BRANCH as a Lender By: Name: Title: ClresSegat Co Director baJIndustries Regfonar Markets CiU [Signature Page to Fourth Amendment]

Citibank NA-Secondary Trading Leverage 8 Alt, as a Lender By:_ Name: Title: ------ [Signature Page to Fourth Amendment]

Credit Suisse AG, Cayman Islands Branch, as a Lender By:_c_k::/ o:::::::::::::::::::--N e: BILL O'DALY Tttle: AUTHO.RIZED SIGNATOR By: Name: Michaela Kenny Authorized Signatory Title: [Signature Page to Fourth Amendment]

CREDIT SUISSE LOAN FUNDING LLC d 'fJ asaLender ,_.1=:_-= By: Name: Title: BARRY ZAMORE S /(j n +ov:J /1vdl1AY(se_d By: : : Michael Wotanowski Authorized Signatory [Signature Page to Fourth Amendment]

AGF Floating Rate Income Fund as a Lender By: Eaton Vance Management as Portfolio Manager By: Name: Michael Botthof Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

DaVinci Reinsurance Ltd. as a Lender By: Eaton Vance Management as Investment Advisor By: Name: Michael Botthof Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

Eaton Vance Bank Loan Fund A Series Trust of Multi Manager Global Investment Trust as a Lender BY: Eaton Vance Management as Investment Advisor By: Name: Michael Botthof Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

Eaton Vance CDO VII PLC as a Lender BY: Eaton Vance Management as Interim Investment Advisor By: Name: Michael Botthof Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

Eaton Vance CDO VIII, Ltd. as a Lender BY: Eaton Vance Management as Investment Advisor By: Name: Michael Botthof Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

Eaton Vance CDO X PLC as a Lender BY: Eaton Vance Management as Investment Advisor By: Name: Michael Botthof Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

Eaton Vance CLO 2013-1 LTD. as a Lender BY: Eaton Vance Management Portfolio Manager By: Name: Michael Botthof Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

Eaton Vance CLO 2014-1, Ltd. as a Lender BY: Eaton Vance Management Portfolio Manager By: Name: Michael Botthof Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

Eaton Vance Floating-Rate Income Plus Fund as a Lender BY: Eaton Vance Management as Investment Advisor By: Name: Michael Botthof Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

Eaton Vance Floating Rate Portfolio as a Lender BY: Boston Management and Research as Investment Advisor By: Name: Michael Botthof Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

Eaton Vance Institutional Senior Loan Fund as a Lender BY: Eaton Vance Management as Investment Advisor By: Name: Michael Botthof Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio as a Lender BY: Eaton Vance Management as Investment Advisor By: Name: Michael Botthof Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

Eaton Vance Limited Duration Income Fund as a Lender BY: Eaton Vance Management as Investment Advisor By: Name: Michael Botthof Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

Eaton Vance Senior Floating-Rate Trust as a Lender BY: Eaton Vance Management as Investment Advisor By: Name: Michael Botthof Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

Eaton Vance Senior Income Trust as a Lender BY: Eaton Vance Management as Investment Advisor By: Name: Michael Botthof Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

Eaton Vance Short Duration Diversified Income Fund as a Lender BY: Eaton Vance Management as Investment Advisor By: Name: Michael Botthof Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

Eaton Vance VT Floating-Rate Income Fund as a Lender BY: Eaton Vance Management as Investment Advisor By: Name: Michael Botthof Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

Eaton Vance Floating-Rate Income Trust as a Lender BY: Eaton Vance Management as Investment Advisor By: Name: Michael Botthof Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

Google Inc. as a Lender BY: Eaton Vance Management as Investment Advisor By: Name: Michael Botthof Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

MET Investors Series Trust -Met/Eaton Vance Floating Rate Portfolio as a Lender BY: Eaton Vance Management as Investment Sub-Advisor By: Name: Michael Botthof Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

Pacific Life Funds-PL Floating Rate Loan Fund as a Lender BY: Eaton Vance Management as Investment Sub-Advisor By: Name: Michael Botthof Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

Pacific Select Fund Floating Rate Loan Portfolio as a Lender BY: Eaton Vance Management as Investment Sub-Advisor By: Name: Michael Botthof Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

Renaissance Reinsurance Ltd. as a Lender By: Eaton Vance Management as Investment Advisor By: Name: Michael Botthof Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

Senior Debt Portfolio as a Lender BY: Boston Management and Research as Investment Advisor By: Name: Michael Botthof Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

Boston Income Portfolio, as a Lender /CI..R&Jat. By M" ha Name. ..·· •c. el W. Weilheimer Vice President Title: [Signature Page to Fourth Amendment]

KP Fixed Income Fund as a Lender BY: Eaton Vance Management as Investment Sub-Advisor By: Name: Michael Botthof Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

SHORT DURATION HIGH INCOME PORTFOLIO, "By':':lLt&JtLL, - Name: Title: M_ichaet w. Weifheimer Vrce President [Signature Page to Fourth Amendment]

Lime Street CLO, Ltd. as a Lender By: Name: Scott D'Orsi Title: Portfolio Manager By: Name: Title: [Signature Page to Fourth Amendment]

Advanced Series Trust - AST FI Pyramis Asset Allocation Portfolio ' n By:Pyramis Global Advisors LLC as Investment Manager, as a Lender ' By: Name: /Zlc. H W ,n:.e..-b 0 uz. S"-<:"'.rt_ Title: [Signature Page to Fourth Amendment]

Advanced Series Trust-AST FI Pyramis Quantitative Portfolio n By: Pyramis Global Advisors LLC as Investment Manager, as a Lcnde:-/) By: Name: (4u .5'1..-vfC.A-f) Title:\) !f(.. -v [Signature Page to Fourth Amendment]

Fidelity Advisor Series 1: Fidelity Advisor Floating Rate High Income Fund, as a Lender By :.. ,... Name: Title: Joe Zambello Deputy Treasurer [Signature Page to Fourth Amendment]

Ballyrock CLO 2013-1 Limited By: Ballyrock Investment Advisors LLC, as Collateral Manager, as a Lender By:. \,L-'-"-:...::.=. j_jl--fl-'{'1/J%"-'-vf-'-'-Name: Title: / usaRvmut Agsis an\ Treasurer [Signature Page to Fourth Amendment]

Ballyrock CLO 2014-1 Limited By: Ballyrock Investment Advisors LLC, as Collateral Manager, as a Lender By:.-------f:·-o:4 '--'-L-f&-'-'-'-'-tcS1--"---I Name: Title: UsaRymut A2sistant Treasurer [Signature Page to Fourth Amendment]

Fidelity Advisor Series I: Fidelity Advisor High Income Fund, as a Lender Joe Zambe!Jo Deputy Treasurer [Signature Page to Fourth Amendment]

Fidelity Canadian Asset Allocation Fund for Fidelity Investments Canada ULC as Trustee of Fidelity Canadian Asset Allocation Fund, as a Lender Joe Zambello Deputy Treasurer Title: [Signature Page to Fourth Amendment]

Fidelity Canadian Balanced Fund for Fidelity Investments Canada ULC as Trustee of Fidelity Canadian Balanced Fund, as a Lender By: u--Nam-""e::=,---- 7::: Jo-e--=-za-m--,-bello Title: Deputy Treasurer [Signature Page to Fourth Amendment]

Fidelity American High Yield Fund for Fidelity Investments Canada ULC as Trustee of Fidelity American High Yield Fund, as a Lender Joe Zambello Deputy Treasurer [Signature Page to Fourth Amendment]

Fidelity Central Investment Portfolios LLC: Fidelity Floating Rate Central Fund, as a Lender Joe ZambeHo Deputy Treasurer [Signature Page to Fourth Amendment]

Fidelity Central Investment Portfolios LLC: Fidelity High Income Central Fund 1, as a Lender Joe Zambe/Jo Deputy Treasurer Title: [Signature Page to Fourth Amendment]

Fidelity Floating Rate High Income Fund for Fidelity Investments Canada ULC as Trustee of Fidelity Floating Rate High Income Fund, as a Lender By:. T-----Joe Zambello Deputy Treasurer [Signature Page to Fourth Amendment}

Fidelity Floating Rate High Income Investment Trust for Fidelity Investments Canada ULC as Trustee of Fidelity Floating Rate High Income Investment Trust, as a Lender Joe Zambello Deputy Treasurer [Signature Page to Fourth Amendment}

Fidelity Funds SICAVI Fidelity Funds-US High Yield By: Fidelity Management & Research Company, as sub-advisor, as a Lender Joe Zambel!o Deputy Treasurer [Signature Page to Fourth Amendment]

Fidelity Global Bond Series - US Dollar Monthly Income By: Fidelity Management & Research Company, as sub-advisor, ru; a Lender [Signature Page to Fourth Amendment]

Fidelity Income Fund: Fidelity Total Bond Fund, as a Lender Joe Zambello Deputy Treasurer [Signature Page to Fomth Amendment]

Fidelity Puritan Trust: Fidelity Puritan Fund, as a Lender Joe Zambello Deputy Treasurer Title: [Signature Page to Fourth Amendment]

Fidelity Qualifying Investor Funds Pic By: Pyramis Global Advisors, LLC as Sub a:dvi:sor·, C_? Name::l?fC-tW'I<1 " Title: \. ut: ;z [Signature Page to Fourth Amendment)

Fidelity Summer Street Trust: Fidelity Series Floating Rate High Income Fund, as a Lender Joe Zambello Deputy Treasurer [Signature Page to Fourth Amendment]

Fidelity Summer Street Trust: Fidelity Short Duration High Income Fund, as a Lender By:-""'------'""'""""----,---,-Name: Title: Joe Zambel!o Deputy Treasurer [Signature Page to Fourth Amendment]

Fidelity Summer Street Trust: Fidelity Series High Income Fund, as a Lender Joe Zambello Deputy Treasurer [Signature Page to Fourth AmendmentJ

Fidelity Central Investment Portfolios LLC: Fidelity High Income Central Fund 2, as a Lender By:-'-\---;-'""---"'<::-'---,-::--Joe Zambello Deputy Treasurer [Signature Page to Fourth Amendment]

Pyramis High Yield Bond Commingled Pool By: Pyramis Global Advisors Trust Company as :Trustee, :· Name: 1<"tu_,_,_o .L 'f-Title: c.ll.-rL.. [Signamre Pnge to fourth Amendment]

Japan Trustee Services Bank, Ltd. Re: Fidelity High Yield Bond Open Mother Fund By: Fidelity Management & Research Company as Investment Manager, as a Lender Joe Zambe!lo Deputy Treasurer [Signature Page to Fourth Amendment]

.Japan Trustee Services Bank, Ltd. Re: Fidelity Strategic Income Fund (Mother) By: Fidelity Management & Research Company as Investment Manager, as a Lender B ? ·"= N Title: Joe Zambello DeputyTreasurer [Signature Page to Fourth Amendment]

MY-PGA US High Yield Fund By: Pyramis GJobal Advisors LLC as Investment Manager, as a Lender Title:'p r fl" 'YL [Signature Page to Fourth Amendment]

Fidelity Advisor Series 1: Fidelity Advisor High Income Advantage Fund, as a Lender Joe Zambello Deputy Treasurer [Signature Page to Fourth Amendment]

Commonwealth of Massachusetts Pension Reserves Investment Management Board By: Pyramis Global Advisors Trust Company as :::-::.Q By: Name: 12/t_f.-l·rnt-'!:::. &tf,...vrz..a.-h,. Title: trt£. 7L [Signature Page to Fourth Amendment]

Pyramis Floating Rate High Income Commingled Pool c= By: Pyramis Global Advisors Trust Company as Trustee, as a Lende 0 By:,/C Name: Fu..,.t+r?YLD .¥/ c:-.1'). Title: D r 1z. ,a..... [Signature Page to Fourth Amendment]

Pyramis Leveraged Loan LP By:Pyramis Global Advisors LLC as Investment Manager, : Q N me: JZt U+-.4-(1...1.. T1tle: Oc.e a-[Signature Page to Fourth Amendment]

Fidelity Summer Street Trust: Fidelity High Income Fund, as a Lender Joe Zambello Deputy Treasurer [Signature Page to Fourth Amendment]

Master Trust Bank Of Japan Ltd. Rc: Fidelity Us High Yield By: Fidelity Management & Research Company as Investment Manager, as a Lender Deputy Treasurer [Signature Page to Fourth Amendment]

Variable Insurance Products Fund: Floating Rate High Income Portfolio, as a Lender Joe Zambel/o Deputy Treasurer [Signature Page to Fourth Amendment]

Variable Insurance Products Fund: High Income Portfolio, as a Lender Joe Zambello Deputy Treasurer [Signature Page to Fourth Amendment]

FORE CLO LTD. 2007-1, By: as a Lender # By Fore Research & Management, LP Name: Title: [Signature Page to Fourth Amendment]

GOLDMAN SACHS LENDING PARTNERS LLC, as a Lender By: Name: Rebec atz Title: Authorized Signatory [Signature Page to Fourth Amendment]

WhiteHorse VI, Ltd. By H.I.G. WhiteHorse Capital, LLC As: Collateral Manager as a Lender [Signature Page to Fourth Amendment]

WhiteHorse VIII, Ltd. By H.I.G. WhiteHorse Capital, LLC As: Collateral Manager as a Lender B/d e. Ethan Underwood Title: Authorized Officer [Signature Page to Fourth Amendment]

Watford Re Ltd. as a Lender By: Highbridge Principal Strategies, LLC, its investment manager By: Name: Serge Adam Title: Managing Director By: Name: Title: [Signature Page to Fourth Amendment]

ZALICO VL Series Separate Account-2 as a Lender BY: Highbridge Principal Strategies, LLC as Investment Manager By: Name: Serge Adam Title: Managing Director By: Name: Title: [Signature Page to Fourth Amendment]

ZURICH AMERICAN INSURANCE COMPANY as a Lender By: Highbridge Principal Strategies, LLC as Investment Manager By: Name: Serge Adam Title: Managing Director By: Name: Title: [Signature Page to Fourth Amendment]

HRS Investment Holdings LLC as a Lender By: .£{..6_, Name: Steve K seta - Title: CIO [Signature Page to Fourth Amendment]

ICE 1: EM CLO Limited as a Lender By: ICE Canyon LLC, its Collateral Manager By: Name: Jonathan M. Kaplan Title: Authorized Signatory By: Name: Title: [Signature Page to Fourth Amendment]

ICE 3: GLOBAL CREDIT CLO LIMITED as a Lender BY: ICE CANYON LLC, its Collateral Manager By: Name: Jonathan M. Kaplan Title: Authorized Signatory By: Name: Title: [Signature Page to Fourth Amendment]

ICE Global Credit CLO Limited as a Lender By: ICE Canyon LLC, its Collateral Manager By: Name: Jonathan M. Kaplan Title: Authorized Signatory By: Name: Title: [Signature Page to Fourth Amendment]

ICE Global Credit (DCAM) Master Fund Limited as a Lender ICE CANYON LLC, its Investment Advisor By: Name: Jonathan M. Kaplan Title: Authorized Signatory By: Name: Title: [Signature Page to Fourth Amendment]

ICE ORYX MASTER FUND LIMITED as a Lender ICE CANYON LLC, its Investment Advisor By: Name: Jonathan M. Kaplan Title: Authorized Signatory By: Name: Title: [Signature Page to Fourth Amendment]

JPMORGAN CHASE RETIREMENT PLAN as a Lender By: ICE CANYON LLC, as Investment Manager By: Name: Jonathan M. Kaplan Title: Authorized Signatory By: Name: Title: [Signature Page to Fourth Amendment]

INVESCO HIGH YIELD FUND, as a Lender By:S ;:::;;::::::::::: ====:::. Name: Tony Title: Head of Global Research INVESCO V.I. HIGH YIELD FUND, as a Lender Name: TonyWong Title: Head of Global Research Invesco High Income Trust I , as a Lender - £ r--Name: TonyWong Title: Head of Global Research [Signature Page to Fourth Amendment]

PowerShares Senior Loan Portfolio as a Lender BY: Invesco Senior Secured Management, Inc. as Collateral Manager By: Name: Scott Baskind Title: Authorized Individual By: Name: Title: [Signature Page to Fourth Amendment]

JMP Credit Advisors CLO I LTD, as a Lender [Signature Page to Fourth Amendment]

JMP Credit Advisors CLO II LTD, as a Lender Title: Managing Director [Signature Page to Fourth Amendment]

JMP Credit Advisors CLO III LTD, as a Lender e: tle: Managing Director [Signature Page to Fourth Amendment]

JPMorgan Chase Bank, N.A., as a Lender By: / n I NameJ:ina R yter Title: Execut ve Director (Signature Page to Fourth Amendment]

BCBSM, Inc. as a Lender BY: KKR Its Collateral Manager By: Name: Jeffrey Smith Title: Authorized Signatory By: Name: Title: [Signature Page to Fourth Amendment]

HMO Minnesota as a Lender BY: KKR Its Collateral Manager By: Name: Jeffrey Smith Title: Authorized Signatory By: Name: Title: [Signature Page to Fourth Amendment]

KKR CORPORATE LENDING LLC, as a Lender By: - --Name: W. Cade Thompson / Title: Authori;;;ed Signatow . / [Signature Page to Fourth Amendment]

KKR FINANCIAL CLO 2005-2, LTD. as a Lender By: Name: Jeffrey Smith Title: Authorized Signatory By: Name: Title: [Signature Page to Fourth Amendment]

KKR FINANCIAL CLO 2007-1, LTD. as a Lender By: Name: Jeffrey Smith Title: Authorized Signatory By: Name: Title: [Signature Page to Fourth Amendment]

KKR FINANCIAL CLO 2011-1, LTD. as a Lender By: Name: Jeffrey Smith Title: Authorized Signatory By: Name: Title: [Signature Page to Fourth Amendment]

Oregon Public Employees Retirement Fund as a Lender By: Name: Jeffrey Smith Title: Authorized Signatory By: Name: Title: [Signature Page to Fourth Amendment]

Manulife Floating Rate Income Fund as a Lender By: Name: Jim Roth Title: Manager By: Name: Title: [Signature Page to Fourth Amendment]

Manulife Floating Rate Senior Loan Fund as a Lender By: Name: Jim Roth Title: Manager By: Name: Title: [Signature Page to Fourth Amendment]

Manulife Investments Trust - Floating Rate Income Fund as a Lender By: Name: Jim Roth Title: Manager By: Name: Title: [Signature Page to Fourth Amendment]

Manulife U.S. Dollar Floating Rate Income Fund as a Lender By: Name: Jim Roth Title: Manager By: Name: Title: [Signature Page to Fourth Amendment]

BOWERY FUNDING ULC as a Lender By: Name: Masood Fikree Title: Authorized Signatory By: Name: Title: [Signature Page to Fourth Amendment]

Marathon CLO IV Ltd. as a Lender By: Name: Louis Hanover Title: Authorized Signatory By: Name: Title: [Signature Page to Fourth Amendment]

Marathon CLO V Ltd. as a Lender By: Name: Louis Hanover Title: Authorized Signatory By: Name: Title: [Signature Page to Fourth Amendment]

Marathon CLO VI, Ltd. as a Lender By: Name: Louis Hanover Title: Authorized Signatory By: Name: Title: [Signature Page to Fourth Amendment]

Marathon CLO VIII Ltd. as a Lender By: Name: Louis Hanover Title: Authorized Signatory By: Name: Title: [Signature Page to Fourth Amendment]

Venture IX CDO, Limited as a Lender BY: its investment advisor, MJX Asset Management LLC By: Name: John P. Calaba Title: Portfolio Manager By: Name: Title: [Signature Page to Fourth Amendment]

Venture V CDO Limited as a Lender BY: its investment advisor, MJX Asset Management, LLC By: Name: John P. Calaba Title: Portfolio Manager By: Name: Title: [Signature Page to Fourth Amendment]

Venture VI CDO Limited as a Lender BY: its investment advisor, MJX Asset Management, LLC By: Name: John P. Calaba Title: Portfolio Manager By: Name: Title: [Signature Page to Fourth Amendment]

Venture VII CDO Limited as a Lender BY: its investment advisor, MJX Asset Management, LLC By: Name: John P. Calaba Title: Portfolio Manager By: Name: Title: [Signature Page to Fourth Amendment]

Venture VIII CDO, Limited as a Lender BY: its investment advisor, MJX Asset Management, LLC By: Name: John P. Calaba Title: Portfolio Manager By: Name: Title: [Signature Page to Fourth Amendment]

Venture XI CLO, Limited as a Lender BY: its investment advisor, MJX Asset Management, LLC By: Name: John P. Calaba Title: Portfolio Manager By: Name: Title: [Signature Page to Fourth Amendment]

VENTURE XII CLO, Limited as a Lender BY: its investment advisor MJX Asset Management LLC By: Name: John P. Calaba Title: Portfolio Manager By: Name: Title: [Signature Page to Fourth Amendment]

VENTURE XIII CLO, Limited as a Lender BY: its Investment Advisor MJX Asset Management LLC By: Name: John P. Calaba Title: Portfolio Manager By: Name: Title: [Signature Page to Fourth Amendment]

VENTURE XIV CLO, Limited as a Lender By: its investment advisor MJX Asset Management LLC By: Name: John P. Calaba Title: Portfolio Manager By: Name: Title: [Signature Page to Fourth Amendment]

VENTURE XIX CLO, Limited as a Lender By: its investment advisor MJX Asset Management LLC By: Name: John P. Calaba Title: Portfolio Manager By: Name: Title: [Signature Page to Fourth Amendment]

VENTURE XV CLO, Limited as a Lender By: its investment advisor MJX Asset Management LLC By: Name: John P. Calaba Title: Portfolio Manager By: Name: Title: [Signature Page to Fourth Amendment]

VENTURE XVI CLO, Limited as a Lender By: its investment advisor MJX Asset Management LLC By: Name: John P. Calaba Title: Portfolio Manager By: Name: Title: [Signature Page to Fourth Amendment]

Venture XVII CLO Limited as a Lender BY: its investment advisor, MJX Asset Management, LLC By: Name: John P. Calaba Title: Portfolio Manager By: Name: Title: [Signature Page to Fourth Amendment]

Venture XVIII CLO, Limited as a Lender By: its investment advisor MJX Asset Management LLC By: Name: John P. Calaba Title: Portfolio Manager By: Name: Title: [Signature Page to Fourth Amendment]

Venture XXI CLO, Limited as a Lender By: its investment advisor MJX Asset Management LLC By: Name: John Calaba Title: Managing Director By: Name: Title: [Signature Page to Fourth Amendment]

Morgan Stanley Senior Funding, Inc., as a Lender /;J By:· Nam hael King Title: Vice President ( [Signature Page to Fourth Amendment]

DUANE STREET CLO II, LTD. By: Napier Park Global Capital (US) LP As Collateral Manager as a Lender By: 0{(\Al.M-Jl . Name: Melanie Hanlon Title: Director [Signature Page to Fourth Amendment]

Dunham Corporate/Government Bond Fund as a Lender By: Name: Kyle Jennings Title: Managing Director By: Name: Title: [Signature Page to Fourth Amendment]

Dunham Floating Rate Bond Fund as a Lender By: Name: Kyle Jennings Title: Managing Director By: Name: Title: [Signature Page to Fourth Amendment]

SunAmerica Income Funds - SunAmerica Flexible Credit Fund as a Lender By: Name: Kyle Jennings Title: Managing Director By: Name: Title: [Signature Page to Fourth Amendment]

Virtus Balanced Fund as a Lender By: Name: Kyle Jennings Title: Managing Director By: Name: Title: [Signature Page to Fourth Amendment]

Virtus Bond Fund as a Lender By: Name: Kyle Jennings Title: Managing Director By: Name: Title: [Signature Page to Fourth Amendment]

Virtus Global Multi Sector Income Fund as a Lender By: Name: Kyle Jennings Title: Managing Director By: Name: Title: [Signature Page to Fourth Amendment]

Virtus Multi-Sector Intermediate Bond Fund f/k/a Virtus Multi Sector Fixed Income Fund as a Lender By: Name: Kyle Jennings Title: Managing Director By: Name: Title: [Signature Page to Fourth Amendment]

Virtus Senior Floating Rate Fund as a Lender By: Name: Kyle Jennings Title: Managing Director By: Name: Title: [Signature Page to Fourth Amendment]

Virtus Strategic Income Fund as a Lender By: Name: Kyle Jennings Title: Managing Director By: Name: Title: [Signature Page to Fourth Amendment]

Virtus Tactical Allocation Fund as a Lender By: Name: Kyle Jennings Title: Managing Director By: Name: Title: [Signature Page to Fourth Amendment]

Virtus Total Return Fund as a Lender By: Name: Kyle Jennings Title: Managing Director By: Name: Title: [Signature Page to Fourth Amendment]

VVIT: Virtus Multi-Sector Fixed Income Series as a Lender By: Name: Kyle Jennings Title: Managing Director By: Name: Title: [Signature Page to Fourth Amendment]

Nob Hill CLO Limited as a Lender By: Name: Kyle Jennings Title: Managing Director By: Name: Title: [Signature Page to Fourth Amendment]

Virtus Emerging Markets Debt Fund as a Lender By: Name: Kyle Jennings Title: Managing Director By: Name: Title: [Signature Page to Fourth Amendment]

Catlin RE Switzerland LTD, as a Lender Jason Reulet AVP Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds,Inc. [Signature Page to Fourth Amendment]

Catlin Underwriling Agencies, as a Lender Jason Reuter AVP Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc. [Signature Page to Fotn1h Amendment]

Harbourview CLO VII, LTO, as a Lender Jason Reuter AVP Brown Brothers Harriman & Co. acting as agent for Oppenheimerfunds,Inc. [Signature Page to Fourth Amendment]

Oppenheimer Master Loan Fund, LLC, as a Lender Jason Reuter AVP Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc. [Signature Page to Fourth Amendment]

Oppenheimer Quest for Value Funds for the account of Oppenheimer Flexible Strategies Fund, as a Lender Jason Reuter AVP Brown Orothers Harriman & Co. acting as agent for OppenheimerFunds, Inc. [Signature Page to Fom1h Amendment]

Jason Reuter AVP Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds1 Inc. [Signature Page to Fourth Amendment]

Oppenheimer Senior Floating Rate Fund, as a Lender Jason Reuter AVP Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc. [Signature Page to Fomih Amendment]

Ascension Alpha Fund, LLC as a Lender By: Pioneer Institutional Asset Management, Inc. As its adviser By: Name: maggie begley Title: Vice President and Associate General Counsel By: Name: Title: [Signature Page to Fourth Amendment]

Ascension Health Master Pension Trust as a Lender By: Pioneer Institutional Asset Management, Inc. As its adviser By: Name: maggie begley Title: Vice President and Associate General Counsel By: Name: Title: [Signature Page to Fourth Amendment]

Met Investors Series Trust - Pioneer Strategic Income Portfolio as a Lender By: Pioneer Investment Management, Inc. As its adviser By: Name: maggie begley Title: Vice President and Associate General Counsel By: Name: Title: [Signature Page to Fourth Amendment]

Multi Sector Value Bond Fund as a Lender By: Pioneer Institutional Asset Management, Inc. As its adviser By: Name: Maggie Begley Title: Vice President and Associate General Counsel By: Name: Title: [Signature Page to Fourth Amendment]

MWRD Retirement Fund as a Lender By: Pioneer Institutional Asset Management, Inc. As its adviser By: Name: maggie begley Title: Vice President and Associate General Counsel By: Name: Title: [Signature Page to Fourth Amendment]

Pioneer Dynamic Credit Fund as a Lender By: Pioneer Investment Management, Inc. As its adviser By: Name: maggie begley Title: Vice President and Associate General Counsel By: Name: Title: [Signature Page to Fourth Amendment]

Pioneer Floating Rate Fund as a Lender By: Pioneer Investment Management, Inc. As its adviser By: Name: maggie begley Title: Vice President and Associate General Counsel By: Name: Title: [Signature Page to Fourth Amendment]

Pioneer Floating Rate Trust as a Lender By: Pioneer Investment Management, Inc. As its adviser By: Name: maggie begley Title: Vice President and Associate General Counsel By: Name: Title: [Signature Page to Fourth Amendment]

Pioneer Institutional Multi-Sector Fixed Income Portfolio as a Lender By: Pioneer Institutional Asset Management, Inc. As its adviser By: Name: maggie begley Title: Vice President and Associate General Counsel By: Name: Title: [Signature Page to Fourth Amendment]

Pioneer Institutional Solutions - Credit Opportunities as a Lender By: Pioneer Investment Management, Inc. As its adviser By: Name: maggie begley Title: Vice President and Associate General Counsel By: Name: Title: [Signature Page to Fourth Amendment]

Pioneer Investments Diversified Loans Fund as a Lender By: Name: Margaret C. Begley Title: Vice President and Associate General Counsel By: Name: Title: [Signature Page to Fourth Amendment]

Pioneer Multi-Sector Fixed Income Trust as a Lender By: Pioneer Institutional Asset Management, Inc. As its adviser By: Name: maggie begley Title: Vice President and Associate General Counsel By: Name: Title: [Signature Page to Fourth Amendment]

Pioneer Solutions SICAV --Global Floating Rate Income as a Lender By: Pioneer Investment Management, Inc., As its adviser By: Name: Maggie Begley Title: Vice President and Associate General Counsel By: Name: Title: [Signature Page to Fourth Amendment]

ROSEDALE CLO LTD.
By: Princeton Advisory Group, Inc.
the Collateral Manager

Rosedale CLO Ltd.,
as a Lender

By:________________________
Name: Paul P. Malecki
Title: Senior Portfolio Manager

[Signature Page to Fourth Amendment]

Benefit Street Partners CLO II, Ltd. as a Lender By: Name: Todd Marsh Title: Authorized Signer By: Name: Title: [Signature Page to Fourth Amendment]

Dryden 30 Senior Loan Fund, as a Lender By: Prudential Investment Management, Inc., as Collateral Manager [Signature Page to Fourth Amendment]

Dryden 31 Senior Loan Fund, as a Lender By: Prudential Investment Management, Inc., as Collateral Manager [Signature Page to Fourth Amendment]

Dryden 33 Senior Loan Fund, as a Lender By: Prudential Investment Management, Inc., as Collateral Manager [Signature Page to Fourth Amendment]

Dryden 34 Senior Loan Fund, as a Lender By: Prudential Investment Management, Inc., as Collateral Manager [Signature Page to Fourth Amendment]

Dryden 36 Senior Loan Fund, as a Lender By: Prudential Investment Management, Inc., as Collateral Manager [Signature Page to Fourth Amendment]

Dryden 37 Senior Loan Fund, as a Lender By: Prudential Investment Management, Inc., as Collate al Manager [Signature Page to Fourth Amendment]

Dryden 38 Senior Loan Fund, as a Lender By: Prudential Investment Management, Inc., as Collateral Manager [Signature Page to Fourth Amendment]

Dryden 40 Senior Loan Fund, as a Lender By: Prudential Investment Management, Inc., as Collateral Manager [Signature Page to Fourth Amendment]

Dryden XI - Leveraged Loan CDO 2006, as a Lender By: Prudential Investment Management, Inc., as Collateral Manager Lemanowicz Vice President [Signature Page to Fourth Amendment]

Dryden XVI - Leveraged Loan CDO 2006, as a Lender By: Prudential Investment Management, Inc., as Collateral Manager Lemanowicz Vice President [Signature Page to Fourth Amendment]

Dryden XXII Senior Loan Fund, as a Lender By: Prudential Investment Management, Inc., as Collateral Manager anowtcz sident [Signature Page to Fourth Amendment]

Dryden XXIII Senior Loan Fund, as a Lender By: Prudential Investment Management, Inc., as Collateral Manager [Signature Page to Fourth Amendment]

Dryden XXIV Senior Loan Fund, as a Lender By: Prudential Investment Management, Inc., as Collateral Manager [Signature Page to Fourth Amendment]

Dryden XXV Senior Loan Fund, as a Lender By: Prudential Investment Management, Inc., as Collateral Manager Joseph Lemanowicz Vice President [Signature Page to Fourth Amendment]

Dryden XXVI Senior Loan Fund, as a Lender By: Prudential Investment Management, Inc., as Collateral Manager [Signature Page to Fourth Amendment]

Dryden XXVIII Senior Loan Fund, as a Lender By: Prudential Investment Management, Inc., as Collateral Manager [Signature Page to Fourth Amendment]

Pramerica Global Loan Opportunities Limited, as a Lender By: Pramerica Investment Management, a trading name of Prudential Investment Management, Inc. as Inve tment Manager [Signature Page to Fourth Amendment]

Prudential Bank Loan Fund of the Prudential Trust Company Collective Trust, as a Lender By: Prudential Investment Management, Inc., as Investment Advisor [Signature Page to Fourth Amendment]

Prudential Global Short Duration High Yield Fund, Inc., as a Lender By: Prudential Investment Management, Inc., as Investment Advisor [Signature Page to Fourth Amendment]

Prudential Investment Portfolios, Inc. 14 - Prudential Floating Rate Income Fund, as a Lender By: Prudential Investment Management, Inc., as Investment Advisor [Signature Page to Fourth Amendment]

Anthem, Inc. as a Lender By: Sankaty Advisors, LLC as Investment Manager By: Name: Andrew Viens Title: Executive Vice President By: Name: Title: [Signature Page to Fourth Amendment]

Aon Hewitt Group Trust - High Yield Plus Bond Fund as a Lender By: Sankaty Advisors, LLC as Manager By: Name: Andrew Viens Title: Sr. Vice President of Operations By: Name: Title: [Signature Page to Fourth Amendment]

AVAW Loans Sankaty z.H. Internationale Kapitalanlagegesellschaft mbH as a Lender BY: Sankaty Advisors, LLC as Fund Manager By: Name: Andrew Viens Title: Sr. Vice President of Operations By: Name: Title: [Signature Page to Fourth Amendment]

Avery Point II CLO, Limited as a Lender BY: Sankaty Advisors, LLC, as Portfolio Manager By: Name: Andrew S. Viens Title: Sr. Vice President of Operations By: Name: Title: [Signature Page to Fourth Amendment]

Avery Point III CLO, Limited as a Lender BY: Sankaty Advisors, LLC, as Portfolio Manager By: Name: Andrew S. Viens Title: Sr. Vice President of Operations By: Name: Title: [Signature Page to Fourth Amendment]

Avery Point IV CLO, Limited as a Lender BY: Sankaty Advisors, LLC, as Portfolio Manager By: Name: Andrew Viens Title: Sr. Vice President of Operations By: Name: Title: [Signature Page to Fourth Amendment]

Avery Point V CLO, Limited as a Lender BY: Sankaty Advisors, LLC, as Portfolio Manager By: Name: Andrew Viens Title: Document Control Team By: Name: Title: [Signature Page to Fourth Amendment]

Avery Point VI CLO, Limited as a Lender By: Sankaty Advisors, LLC, as Warehouse Collateral Manager By: Name: Andrew Viens Title: Document Control Team By: Name: Title: [Signature Page to Fourth Amendment]

Blue Cross of California as a Lender BY: Sankaty Advisors, LLC, as Investment Manager By: Name: Andrew Viens Title: Sr. Vice President of Operations By: Name: Title: [Signature Page to Fourth Amendment]

Catholic Health Initiatives Master Trust as a Lender BY: Sankaty Advisors, LLC as Investment Adviser and Manager By: Name: Andrew Viens Title: Sr. Vice President of Operations By: Name: Title: [Signature Page to Fourth Amendment]

CHI Operating Investment Program L.P. as a Lender BY: Sankaty Advisors, LLC, as Investment Adviser and Manager By: Name: Andrew Viens Title: Sr. Vice President of Operations By: Name: Title: [Signature Page to Fourth Amendment]

Community Insurance Company as a Lender BY: Sankaty Advisors LLC, as Investment Manager By: Name: Andrew S. Viens Title: Sr. Vice President of Operations By: Name: Title: [Signature Page to Fourth Amendment]

FirstEnergy System Master Retirement Trust as a Lender By: Sankaty Advisors, LLC as Investment Adviser and Manager By: Name: Andrew Viens Title: Sr. Vice President of Operations By: Name: Title: [Signature Page to Fourth Amendment]

Future Fund Board of Guardians as a Lender BY: Sankaty Advisors, LLC, as Investment Manager By: Name: Andrew S. Viens Title: Sr. Vice President of Operations By: Name: Title: [Signature Page to Fourth Amendment]

Google Inc. as a Lender By: Sankaty Advisors, LLC as Investment Adviser and Manager By: Name: Andrew Viens Title: Sr. Vice President of Operations By: Name: Title: [Signature Page to Fourth Amendment]

Kaiser Foundation Hospitals as a Lender BY: Sankaty Advisors, LLC, as Investment Adviser and Manager By: Name: Andrew Viens Title: Sr. Vice President of Operations By: Name: Title: [Signature Page to Fourth Amendment]

Kaiser Permanente Group Trust as a Lender By Sankaty Advisors, LLC, as Investment Adviser and Manager By: Name: Andrew Viens Title: Sr. Vice President of Operations By: Name: Title: [Signature Page to Fourth Amendment]

Los Angeles County Employees Retirement Association as a Lender BY: Sankaty Advisors, LLC as Manager By: Name: Andrew S. Viens Title: Sr. Vice President of Operations By: Name: Title: [Signature Page to Fourth Amendment]

Qantas Superannuation Plan as a Lender BY: Sankaty Advisors, LLC as Investment Manager By: Name: Andrew S. Viens Title: Sr. Vice President of Operations By: Name: Title: [Signature Page to Fourth Amendment]

Race Point IX CLO, Limited as a Lender By: Sankaty Advisors, LLC as Portfolio Manager By: Name: Andrew Viens Title: Document Control Team By: Name: Title: [Signature Page to Fourth Amendment]

Race Point V CLO, Limited as a Lender BY: Sankaty Advisors LLC, as Portfolio Manager By: Name: Andrew S. Viens Title: Sr. Vice President of Operations By: Name: Title: [Signature Page to Fourth Amendment]

Race Point VI CLO, Limited as a Lender By: Sankaty Advisors, LLC, as Portfolio Manager By: Name: Andrew Viens Title: Sr. Vice President of Operations By: Name: Title: [Signature Page to Fourth Amendment]

Race Point VII CLO, Limited as a Lender By: Sankaty Advisors, LLC as Portfolio Manager By: Name: Andrew Viens Title: Sr. Vice President of Operations By: Name: Title: [Signature Page to Fourth Amendment]

Race Point VIII CLO, Limited as a Lender BY: Sankaty Advisors, LLC as Portfolio Manager By: Name: Andrew Viens Title: Sr. Vice President of Operations By: Name: Title: [Signature Page to Fourth Amendment]

San Francisco City and County Employees' Retirement System as a Lender BY: Sankaty Advisors, LLC, as Investment Manager By: Name: Andrew Viens Title: Sr. Vice President of Operations By: Name: Title: [Signature Page to Fourth Amendment]

Sankaty High Income Partnership, L.P. as a Lender By: Name: Andrew S. Viens Title: Sr. Vice President of Operations By: Name: Title: [Signature Page to Fourth Amendment]

Sankaty Managed Account (PSERS), L.P. as a Lender By: Name: Andrew S. Viens Title: Sr. Vice President of Operations By: Name: Title: [Signature Page to Fourth Amendment]

Sankaty Managed Account (TCCC), L.P. as a Lender By: Name: Andrew Viens Title: Sr. Vice President of Operations By: Name: Title: [Signature Page to Fourth Amendment]

Sankaty Rio Grande FMC, L.P. as a Lender By: Name: Andrew Viens Title: Sr. Vice President of Operations By: Name: Title: [Signature Page to Fourth Amendment]

Sankaty Senior Loan Fund (SRI), L.P. as a Lender By: Name: Andrew Viens Title: Sr. Vice President of Operations By: Name: Title: [Signature Page to Fourth Amendment]

Sankaty Senior Loan Fund Public Limited Company as a Lender By: Sankaty Advisors, LLC, as Investment Manager By: Name: Andrew S. Viens Title: Sr. Vice President of Operations By: Name: Title: [Signature Page to Fourth Amendment]

Sankaty Senior Loan Fund, L.P. as a Lender By: Name: Andrew S. Viens Title: Sr. Vice President of Operations By: Name: Title: [Signature Page to Fourth Amendment]

Sears Holdings Pension Trust as a Lender By: Sankaty Advisors, LLC as Investment Manager By: Name: Andrew Viens Title: Document Control Team By: Name: Title: [Signature Page to Fourth Amendment]

Sunsuper Pooled Superannuation Trust as a Lender By: Sankaty Advisors, LLC, Manager By: Name: Andrew Viens Title: Sr. Vice President of Operations By: Name: Title: [Signature Page to Fourth Amendment]

Suzuka INKA as a Lender By: Sankaty Advisors, LLC, as Fund Manager By: Name: Andrew Viens Title: Sr. Vice President of Operations By: Name: Title: [Signature Page to Fourth Amendment]

RBS Pension Trustee Limited as Trustee to The Royal Bank of Scotland Group Pension Fund as a Lender BY: Sankaty Advisors, LLC, as Investment Manager By: Name: Andrew Viens Title: Sr. Vice President of Operations By: Name: Title: [Signature Page to Fourth Amendment]

GLG Ore Hill CLO 2013-1, LTD. as a Lender By: Name: Aaron Meyer Title: Principal By: Name: Title: [Signature Page to Fourth Amendment]

Strategic Value Master Fund, Ltd. By: Strategic Value Partners, LLC Its Investment Manager, as a Lender By: a Nmy( Title: James Do lY"-u6'"'rty Fund Chief FinanciaJ OITar [Signature Page to Fourth Amendment]

Nuveen Credit Strategies Income Fund as a Lender BY: Symphony Asset Management LLC By: Name: scott caraher Title: portfolio manager By: Name: Title: [Signature Page to Fourth Amendment]

Nuveen Floating Rate Income Fund as a Lender BY: Symphony Asset Management LLC By: Name: scott caraher Title: portfolio manager By: Name: Title: [Signature Page to Fourth Amendment]

Nuveen Floating Rate Income Opportunity Fund as a Lender BY: Symphony Asset Management LLC By: Name: scott caraher Title: portfolio manager By: Name: Title: [Signature Page to Fourth Amendment]

Nuveen Senior Income Fund as a Lender BY: Symphony Asset Management LLC By: Name: scott caraher Title: portfolio manager By: Name: Title: [Signature Page to Fourth Amendment]

Nuveen Short Duration Credit Opportunities Fund as a Lender BY: Symphony Asset Management LLC By: Name: scott caraher Title: portfolio manager By: Name: Title: [Signature Page to Fourth Amendment]

Nuveen Symphony Credit Opportunities Fund as a Lender BY: Symphony Asset Management LLC By: Name: scott caraher Title: portfolio manager By: Name: Title: [Signature Page to Fourth Amendment]

Nuveen Symphony Floating Rate Income Fund as a Lender BY: Symphony Asset Management LLC By: Name: scott caraher Title: portfolio manager By: Name: Title: [Signature Page to Fourth Amendment]

Principal Funds Inc, - Diversified Real Asset Fund as a Lender BY: Symphony Asset Management LLC By: Name: scott caraher Title: portfolio manager By: Name: Title: [Signature Page to Fourth Amendment]

SSF Trust as a Lender BY: Symphony Asset Management LLC By: Name: scott caraher Title: portfolio manager By: Name: Title: [Signature Page to Fourth Amendment]

Symphony CLO III, LTD. as a Lender BY: Symphony Asset Management LLC By: Name: scott caraher Title: portfolio manager By: Name: Title: [Signature Page to Fourth Amendment]

Symphony CLO IV LTD. as a Lender BY: Symphony Asset Management LLC By: Name: scott caraher Title: portfolio manager By: Name: Title: [Signature Page to Fourth Amendment]

Symphony CLO IX, Limited Partnership as a Lender BY: Symphony Asset Management LLC By: Name: scott caraher Title: portfolio manager By: Name: Title: [Signature Page to Fourth Amendment]

Symphony CLO VII, LTD as a Lender BY: Symphony Asset Management LLC By: Name: scott caraher Title: portfolio manager By: Name: Title: [Signature Page to Fourth Amendment]

Symphony CLO VIII, Limited Partnership as a Lender BY: Symphony Asset Management LLC By: Name: scott caraher Title: portfolio manager By: Name: Title: [Signature Page to Fourth Amendment]

Symphony CLO XI, Limited Partnership as a Lender BY: Symphony Asset Management LLC By: Name: scott caraher Title: portfolio manager By: Name: Title: [Signature Page to Fourth Amendment]

Symphony CLO XII, Ltd as a Lender By: Symphony Asset Management LLC By: Name: scott caraher Title: portfolio manager By: Name: Title: [Signature Page to Fourth Amendment]

ACE American Insurance Company as a Lender BY: T. Rowe Price Associates, Inc. as investment advisor By: Name: Brian Burns Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

John Hancock Funds II - Spectrum Income Fund as a Lender BY: T. Rowe Price Associates, Inc. as investment sub-advisor By: Name: Brian Burns Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

T. Rowe Price Fixed Income Trust as a Lender By: T. Rowe Price Trust Company, Trustee By: Name: Brian Burns Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

T. Rowe Price Floating Rate Fund, Inc. as a Lender By: Name: Brian Burns Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

T. Rowe Price Floating Rate Multi-Sector Account Portfolio as a Lender By: Name: Brian Burns Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

T. Rowe Price Funds Series II SICAV as a Lender By: T. Rowe Price Associates, Inc., as investment sub-manager of the T. Rowe Price Funds Series II SICAV - Credit Opportunities Fund By: Name: Brian Burns Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

T. Rowe Price Institutional High Yield Fund as a Lender By: Name: Brian Burns Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

T. Rowe Price U.S. High Yield Trust as a Lender By: Name: Brian Burns Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

T. Rowe Price High Yield Fund, Inc. as a Lender By: Name: Brian Burns Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

T. Rowe Price Institutional Floating Rate Fund as a Lender By: Name: Brian Burns Title: Vice President By: Name: Title: [Signature Page to Fourth Amendment]

Figueroa CLO 2013-1, Ltd. as a Lender BY: TCW Asset Management Company as Investment Manager By: Name: Bibi Khan Title: Managing Director By: Name: Nora Olan Title: Senior Vice President [Signature Page to Fourth Amendment]

FIGUEROA CLO 2013-2, LTD as a Lender BY: TCW Asset Management Company as Investment Manager By: Name: Bibi Khan Title: Managing Director By: Name: Nora Olan Title: Senior Vice President [Signature Page to Fourth Amendment]

Figueroa CLO 2014-1, Ltd. as a Lender BY: TCW Asset Management Company Manager as Investment By: Name: Bibi Khan Title: Managing Director By: Name: Nora Olan Title: Senior Vice President [Signature Page to Fourth Amendment]

Metropolitan West Floating Rate Income Fund as a Lender BY: Metropolitan West Asset Management as Investment Manager By: Name: Bibi Khan Title: Managing Director By: Name: Nora Olan Title: Senior Vice President [Signature Page to Fourth Amendment]

Arlington County Employees' Retirement System, as a Lender By-.-,... Name: Jason Bra Title: VP/rftn/PM l [Signature Page to Fourth Amendment]

Delaware Public Employees' Retirement Fund, as a Lender [Signature Page to Fourth Amendment]

Thornburg Investment Income Builder Fund, as a Lend By: _ +--+--Title: VPl ./PM Name: JB.r d y [Signature Page to Fourth Amendment]

Thornburg Strategic Income Fund, Basya 6e n b/ Name: Jason I}:Irady Title: VP/MDjPM l [Signature Page to Fourth Amendment]

KIL Loan Funding, LLC as a Lender By: Citibank N.A. By: Name: Tina Tran Title: Director By: Name: Title: [Signature Page to Fourth Amendment]

Kilimanjaro Credit Fund, L.P. as a Lender By: Kilimanjaro Advisors, LLC as Investment Manager By: Name: Tina Tran Title: Director By: Name: Title: [Signature Page to Fourth Amendment]

Wellfleet CLO 2015-1, Ltd. as a Lender By: Name: Scott McKay Title: Portfolio Manager By: Name: Title: [Signature Page to Fourth Amendment]

Wells Fargo Principal Lending LLC, as a Lender Name: Michael Sou Title: VP Signature Page to Fourth Amendment

1199 SEIU Health Care Employees Pension Fund as a Lender By: Name: Joanne Dy Title: Authorized Signatory By: Name: Title: [Signature Page to Fourth Amendment]

Allegheny Technologies Incorporated Master Pension Trust as a Lender BY: Western Asset Management Company as Investment Manager and Agent By: Name: Joanne Dy Title: Authorized Signatory By: Name: Title: [Signature Page to Fourth Amendment]

Bill and Melinda Gates Foundation as a Lender BY: Western Asset Management Company as Investment Manager and Agent By: Name: Joanne Dy Title: Authorized Signatory By: Name: Title: [Signature Page to Fourth Amendment]

California State Teachers' Retirement System as a Lender BY: Western Asset Management Company as Investment Manager and Agent By: Name: Joanne Dy Title: Authorized Signatory By: Name: Title: [Signature Page to Fourth Amendment]

Employees' Retirement System of the State of Rhode Island as a Lender BY: Western Asset Management Company as Investment Manager and Agent By: Name: Joanne Dy Title: Authorized Signatory By: Name: Title: [Signature Page to Fourth Amendment]

John Hancock Fund II Floating Rate Income Fund as a Lender BY: Western Asset Management Company as Investment Manager and Agent By: Name: Joanne Dy Title: Authorized Signatory By: Name: Title: [Signature Page to Fourth Amendment]

Legg Mason Western Asset Senior Loans Fund as a Lender BY: Western Asset Management Company as Investment Manager and Agent By: Name: Joanne Dy Title: Authorized Signatory By: Name: Title: [Signature Page to Fourth Amendment]

LMP Corporate Loan Fund, Inc. as a Lender BY: Western Asset Management Company as Investment Manager and Agent By: Name: Joanne Dy Title: Authorized Signatory By: Name: Title: [Signature Page to Fourth Amendment]

Mountain Hawk II CLO, LTD. as a Lender By: Name: Joanne Dy Title: Authorized Signatory By: Name: Title: [Signature Page to Fourth Amendment]

Mountain Hawk I CLO, LTD. as a Lender BY: Western Asset Management Company as Investment Manager and Agent By: Name: Joanne Dy Title: Authorized Signatory By: Name: Title: [Signature Page to Fourth Amendment]

Mountain Hawk III CLO, Ltd. as a Lender By: Name: Joanne Dy Title: Authorized Signatory By: Name: Title: [Signature Page to Fourth Amendment]

MultiMix Wholesale Diversified Fixed Interest Trust as a Lender BY: Western Asset Management Company as Investment Manager and Agent By: Name: Joanne Dy Title: Authorized Signatory By: Name: Title: [Signature Page to Fourth Amendment]

Shell Pension Trust as a Lender BY: Western Asset Management Company as Investment Manager and Agent By: Name: Joanne Dy Title: Authorized Signatory By: Name: Title: [Signature Page to Fourth Amendment]

Employees' Retirement System of the State of Hawaii as a Lender By: Name: Joanne Dy Title: Authorized Signatory By: Name: Title: [Signature Page to Fourth Amendment]

Western Asset Bank Loan (Multi-Currency) Master Fund as a Lender BY: Western Asset Management Company as Investment Manager and Agent By: Name: Joanne Dy Title: Authorized Signatory By: Name: Title: [Signature Page to Fourth Amendment]

Western Asset Bank Loan (Offshore) Fund as a Lender By: Name: Joanne Dy Title: Authorized Signatory By: Name: Title: [Signature Page to Fourth Amendment]

Western Asset Funds, Inc. - Western Asset Core Plus Bond Portfolio as a Lender BY: Western Asset Management Company as Investment Manager and Agent By: Name: Joanne Dy Title: Authorized Signatory By: Name: Title: [Signature Page to Fourth Amendment]

Western Asset Floating Rate High Income Fund, LLC as a Lender BY: Western Asset Management Company as Investment Manager and Agent By: Name: Joanne Dy Title: Authorized Signatory By: Name: Title: [Signature Page to Fourth Amendment]

Western Asset Trichrome Fund as a Lender By: Name: Joanne Dy Title: Authorized Signatory By: Name: Title: [Signature Page to Fourth Amendment]

Western Asset U.S. Bank Loan (Offshore) Fund as a Lender By: Name: Joanne Dy Title: Authorized Signatory By: Name: Title: [Signature Page to Fourth Amendment]

Annex I

Schedule 1.1(c)

Revolving Credit Lender	Series 2016 U.S. Revolving Credit Commitments	Series 2016 Spanish Revolving Credit Commitments
Barclays Bank PLC (New York Branch)	$51,785,714.29	$20,714,285.71
Credit Suisse AG Cayman Islands Branch	$35,714,285.71	$14,285,714.29
Morgan Stanley Senior Funding Inc.	$51,785,714.29	$20,714,285.71
JPMorgan Chase Bank, NA	$33,928,571.43	$13,571,428.57
Bank of Montreal	$22,142,857.14	$8,857,142.86
Citicorp North America Inc. - Originations	$17,857,142.86	$0.00
Citibank International Limited Spain Branch	$0.00	$7,142,857.14
KKR Corporate Lending LLC	$12,142,857.14	$4,857,142.86
Goldman Sachs Lending Partners LLC	$8,571,428.57	$3,428,571.43
Credit Suisse Loan Funding LLC	$16,071,428.57	$6,428,571.43
Total:	$250,000,000.00	$100,000,000.00